Exhibit 99.3

                             MUTUAL GENERAL RELEASE

         This Mutual General Release ("Agreement") is made and entered into as of this 5th day of January 2004 by and between Pacific Premier Bancorp, Inc., a Delaware corporation ("PPBI") and Pacific Premier Bank ("Bank"), a federally chartered savings bank, on the one hand, and Richard F. Marr ("Director"), on the other hand, with reference to the following facts:

          A. Director served as a director of PPBI and the Bank as a designee of New Life Holdings, LLC ("NLH"), pursuant to Section 9.6 of that certain Note and Warrant Purchase Agreement dated November 20, 2001 (the "Note and Warrant Purchase Agreement") between PPBI and NLH.

          B. PPBI and NLH, by an Agreement and Mutual General Release of even date herewith, have agreed to amend Section 9.6 of the Note and Warrant Purchase Agreement, to, among other things, terminate the right of NLH to designate directors to the Boards of PPBI and the Bank, and PPBI and NLH desire that Director resign his directorships on the Boards of PPBI and the Bank effective as of the date hereof, and Director desires to resign his directorships on the Boards of PPBI and the Bank effective as of the date hereof.

          C. The parties hereto wish to provide for a general release of claims one may have against the other through the date of execution of this Mutual General Release.

         NOW, THEREFORE, the parties hereto agree as follows:

1.       Mutual General Release.
         -----------------------

               (a) Except as otherwise expressly provided herein, Director hereby releases and forever discharges PPBI, the Bank, and their officers, directors, agents, affiliates, successors and assigns, from any and all claims, debts, losses, covenants, agreements, contracts, liabilities, demands, obligations, accounts, expenses, actions, causes of action and suits, whether past, present or future, known or unknown, at law or in equity, of whatever kind or nature whatsoever (collectively, "Claims"), which Director now has, owns, or holds, or has at any time heretofore had, owned or held, or may at any time hereafter have, own or hold, by reason of any fact, matter, cause or thing whatsoever from the beginning of time to the date hereof, including, without limitation, any and all matters arising from or in connection with any agreement or alleged agreement between Director and PPBI or the Bank, whether written or oral. The foregoing release shall not extend to Director's rights to enforce the provisions of this Agreement.

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               (b)  Except as otherwise expressly provided herein, PPBI and the
                    Bank hereby release and forever discharge Director and his heirs, personal representatives, successors and assigns, from any and all Claims, which PPBI now has, owns, or holds, or has at any time heretofore had, owned or held, or may at any time hereafter have, own or hold, by reason of any fact, matter, cause or thing whatsoever from the beginning of time to the date hereof, including, without limitation, any and all matters arising from or in connection with any agreement or alleged agreement between Director and PPBI or the Bank, whether written or oral. The foregoing release shall not extend to the rights of PPBI or the Bank to enforce the provisions of this Agreement.

               (c) Except as otherwise set forth herein, each party agrees that this Agreement shall be effective as a full and final accord and satisfaction and release of each and every matter hereinabove referred to. In furtherance of this intention, each party acknowledges that each party is familiar with
                    Section 1542 of the California Civil Code, which provides as follows:

                                    "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

                  Except as otherwise set forth herein, each party waives and relinquishes any rights and benefits which that party has or may have under Section 1542 of the California Civil Code, to the fullest extent permitted by law. In connection with such waiver and relinquishment, each party acknowledges that any party may hereafter discover claims or facts in addition to or different from those which each party now knows or believes to exist with respect to the subject matter of this Agreement, but that it is each party's intention hereby fully, finally and forever to settle and release any and all released matters, disputes and differences, known or unknown, suspected or unsuspected, which now exist, may exist, or heretofore have existed, as set forth herein. In furtherance of such intention, and except as otherwise expressly reserved herein, the releases herein given shall be and remain in effect as full and complete general releases, notwithstanding the discovery or existence of any such additional or different claims or facts.



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               (d)  Each party acknowledges and agrees that it has not assigned to any third party any Claim or any interest in any Claim that it has or at any time has had against any other party, and that it has the full power and authority to enter into this Agreement and the release of Claims included herein.

               (e) Anything provided in this Section 1 to the contrary notwithstanding, the Director shall not release PPBI and the Bank from, and the Director shall continue to have, to the same extent applicable to any continuing director of PPBI or the Bank, all rights to indemnification from PPBI and/or the Bank related to his services as a director of PPBI and/or the Bank, as such indemnification rights are provided for under applicable law, under any charter or by-law provision of PPBI or the Bank or pursuant to any existing indemnification agreement between the Director and PPBI and/or the Bank.

2.         Miscellaneous.
           --------------

               (a) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes and replaces all prior negotiations, proposed agreements and agreements, written or oral. The parties hereto further agree that any amendment or modification to this Agreement must be in writing, signed by both parties.

               (b) This Agreement shall be binding up and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

               (c) This Agreement has been entered into in the State of California and its validity, construction, interpretation and legal effect shall be governed by the laws of the State of California applicable to contracts entered into and performed entirely within the State of California.

               (d) Should any litigation be commenced between the parties hereto or their representatives or should any party institute any proceeding in a bankruptcy or similar court which has jurisdiction over any other party hereto or any or all of his or its property or assets concerning any provision of this Agreement or the rights and duties of any person or entity in relation thereto, the party or parties prevailing in such litigation shall be entitled, in addition to such other relief as may be granted, to a reasonable sum as and for his or its or their attorneys' fees and court costs in such litigation which shall be determined by the court in such proceeding or in a separate action brought for that purposes.


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               (e)  This Agreement may be executed in several counterparts, and all so executed shall constitute one Agreement, binding on all parties hereto, notwithstanding that all of the parties are not signatories to the original or the same counterpart.




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                           IN WITNESS WHEREOF, the parties hereto have set forth
                  their hands as of the date first above written.



                                        /s/RICHARD F. MARR
                                        -------------------



                                        PACIFIC PREMIER BANCORP, INC.


                                        By:  /s/ STEVEN R. GARDNER
                                             ---------------------



                                        PACIFIC PREMIER BANK


                                        By:  /s/ STEVEN R. GARDNER
                                             ---------------------



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